UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.   )

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DOVER CORPORATION 3005 HIGHLAND PARKWAY DOWNERS GROVE, IL 60515 V01654-P86863-Z84372

You invested in DOVER CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 5, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting it prior to April 21, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If you send an email, please include your control number (indicated below) in the subject line. Unless you request it, you will not receive a paper or email copy.

Smartphone users	Vote in Person at the Meeting* May 5, 2023 9:00 A.M., local time
Point your camera here and
vote without entering a
control number
The Westin Chicago Lombard 70 Yorktown Center Lombard, IL 60148 For meeting directions visit: https://www.marriott.com/en-us/hotels/chily-the-westin-
chicago-lombard/overview/

    *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

  Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

1a.	D. L. DeHaas	For

1b.	H. J. Gilbertson, Jr.	For

1c.	K. C. Graham	For

1d.	M. F. Johnston	For

1e.	M. Manley	For

1f.	E. A. Spiegel	For

1g.	R. J. Tobin	For

1h.	S. M. Todd	For

1i.	K. E. Wandell	For

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023.	For

3.	To approve, on an advisory basis, named executive officer compensation.	For

4.	To approve, on an advisory basis, the frequency of holding an advisory vote on executive compensation.	One Year

5.	To consider a shareholder proposal regarding the approval of certain termination payments.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

V01655-P86863-Z84372